Electronic Articles of Incorporation
For

P20000024674
FILED
March 18, 2020
Sec. Of State
jharris

NOWEA INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

NOWEA INC.

Article II

The principal place of business address:

2210 FRONT STREET
202
MELBOURNE, FL. 32901

The mailing address of the corporation is:

PO BOX 1929
MELBOURNE, FL. 32901

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

100

Article V

The name and Florida street address of the registered agent is:

JAMES T WHITE
2210 FRONT STREET
202
MELBOURNE, FL. FL

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: JAMES T WHITE

P20000024674
FILED
March 18, 2020
Sec. Of State
jharris

Article VI

The name and address of the incorporator is:

JAMES T WHITE
PO BOX 1929

MELBOURNE

Electronic Signature of Incorporator: JAMES T WHITE

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true. I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S. I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain "active" status.

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: CEO
JAMES T WHITE
PO BOX 1929
MELBOURNE, FL. 32901

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Nowea Inc.

DOCUMENT NUMBER: P20000024674

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

James Timothy White
Name of Contact Person

Nowea Inc.
Firm/ Company

2210 Front Street, 204
Address

Melbourne, Florida, 32901
City/ State and Zip Code

james@energicinvesting.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

James T White at (321) 368-5445
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

P20 00002 4674

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

400356477634

12/28/20--01026--024 **35.00

R. WHITE

FEB 0 6 2021

Articles of Amendment
to
Articles of Incorporation
of

Nowea Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P20000024674

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

EnergieInvesting.com, Inc.

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

2210 Front Street 204
Melbourne, Florida
32901

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

PO Box 1929
Melbourne, Florida
32902

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent James Timothy White

2210 Front Street 204
(Florida street address)

New Registered Office Address: Melbourne, Florida 32902
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

Check if applicable
☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	P/D	Joachim Haas	2210 Front Street 204
x Add			Melbourne, Florida, 32901
____ Remove			
2) ____ Change	D/C/CE(	James Timothy White	2210 Front Street 204
x Add			Melbourne, Florida, 32901
____ Remove			
3) ____ Change			
____ Add			
____ Remove			
4) ____ Change			
____ Add			
____ Remove			
5) ____ Change			
____ Add			
____ Remove			
6) ____ Change			
____ Add			
____ Remove			

The date of each amendment(s) adoption: 12/23/2020, if other than the date this document was signed.

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

Dated 12/23/2020

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

James Timothy White

(Typed or printed name of person signing)

CEO

(Title of person signing)

E. **<u>If amending or adding additional Articles, enter change(s) here</u>**:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. **<u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>**
(if not applicable, indicate N/A)

P20000024674

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

300361082793

03/04/21--01022--010 **35.00

FILED
2021 MAR -4 PM 5:00
SECRETARY OF STATE
TALLAHASSEE, FL

Amend

MAY 1 4 2021

I ALBRITTON

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: ENERGIEINVESTING.COM, INC

DOCUMENT NUMBER: P20000024674

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

James White
Name of Contact Person

EnergieInvesting.com, Inc.
Firm/ Company

2210 Front Street 204
Address

Melbourne, Florida, 32901
City/ State and Zip Code

james@businesshelp.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

James White at (321) 368-5445
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

Articles of Amendment
to
Articles of Incorporation
of

EnergieInvesting.com, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P20000024674

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

FILED
2021 MAR -4 PM 5:00
SECRETARY OF STATE
TALLAHASSEE, FL

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________ *(City)*, Florida _______________ *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

Check if applicable

☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	AD/AS	James T White	Po Box 1929
____ Add			Melbourne, FIroida,
x Remove			32901
2) ____ Change	DPC	Haas, Joachim	Hansjakobstr. 29
____ Add			Malsch, Germany
x Remove			76316, OC
3) ____ Change			
____ Add			
____ Remove			
4) ____ Change			
____ Add			
____ Remove			
5) ____ Change			
____ Add			
____ Remove			
6) ____ Change			
____ Add			
____ Remove			

E. **If amending or adding additional Articles, enter change(s) here**:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☒ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

Dated 2/1/2021

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

James Timoty White

(Typed or printed name of person signing)

CEO

(Title of person signing)

P20000024674

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

500364377265

06/29/2021
JH

FILED
2021 MAY 24 PM 6:55

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: EnergieInvesting.com, Inc.

DOCUMENT NUMBER: P20000024674

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Andrew David Easler, Esq.
Name of Contact Person

Easler Law, PLLC
Firm/ Company

2210 Front Street, 204
Address

Melbourne, Flroida, 32901
City/ State and Zip Code

hello@easlerlaw.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Andrew David Easler at (321) 2063603
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- [x] $35 Filing Fee
- [ ] $43.75 Filing Fee & Certificate of Status
- [ ] $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- [ ] $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

Articles of Amendment
to
Articles of Incorporation
of

FILED
2021 MAY 24 PM 8:55

EnergieInvesting.com, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P20000024674

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. **If amending name, enter the new name of the corporation:**

____________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. **Enter new principal office address, if applicable:**
(Principal office address MUST BE A STREET ADDRESS)

C. **Enter new mailing address, if applicable:**
(Mailing address MAY BE A POST OFFICE BOX)

D. **If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:**

Name of New Registered Agent: Easler Law

508 N Harbor City Blvd
(Florida street address)

New Registered Office Address: Melbourne *(City)*, Florida 32901 *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

[signature]
Signature of New Registered Agent, if changing

Check if applicable
☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
2) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
3) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
4) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
5) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
6) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________

E. **If amending or adding additional Articles, enter change(s) here**:
(Attach *additional sheets, if necessary*). *(Be specific)*

Amend Article IV:

ORIGIONAL: The number of shares the corporation is authorized to issue is: 100

UPDATED: The number of shares the corporation is authorized to issue is: 1,000,000,000

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: 12/31/2020, if other than the date this document was signed.

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☒ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

Dated 12/31/2020

Signature [signature]

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

James White

(Typed or printed name of person signing)

CEO

(Title of person signing)